Exhibit 10.8

UNITED STATES SUBSCRIBERS

PRIVATE PLACEMENT PURCHASE AGREEMENT dated November 20, 2002 by and among UNITY WIRELESS CORPORATION, a Delaware corporation having an office at 7438 Fraser Park Drive, Burnaby, BC, Canada V5J 5B9 (the "Company"), UNITY WIRELESS SYSTEMS CORPORATION, a British Columbia corporation that is wholly owned by the Company and has an office c/o of the Company (the "Subsidiary"), and each person or entity that signs this Agreement or a counterpart thereof as an "Investor" (each, an "Investor").

For good and valuable consideration, the parties hereto hereby agree as follows:

1 Certain Warranties and Representations. The Company and Subsidiary Jointly and severally represent and warrant to each Investor as follows:

(a) The Company and Subsidiary are corporations duly organized, validly existing and in good standing under the laws of Delaware and British Columbia, respectively. Each such entity has all requisite corporate power and authority and is entitled to carry on its business as now being conducted and to own, lease or operate its properties as and in the places where such business is now conducted and such properties are now owned, leased or operated. Each such entity is duly qualified, licensed or domesticated and in good standing as a foreign corporation authorized to do business in the states listed in Section 1(a) of the disclosure schedule signed by the Company and delivered to Investor on the date hereof (the "Disclosure Schedule").

(b) Neither the execution, delivery nor performance of this Agreement by the Company or Subsidiary will, with or without the giving of notice or the passage of time, or both, conflict with, result in a default, right to accelerate or loss of rights under, or result in the creation of any lien, charge or encumbrance pursuant to, any provision of such entity's articles of incorporation or by-laws or any franchise, mortgage, deed of trust, lease, license, agreement, understanding, law, rule or regulation or any order, judgment or decree to which such entity is a party or by which it may be bound or affected. The Company and Subsidiary each have the full power and authority to enter into this Agreement and to carry out the transactions contemplated hereby, all proceedings required to be taken by them or their stockholders to authorize the execution, delivery and performance of this Agreement and the agreements relating hereto have been properly taken and this Agreement constitutes a valid and binding obligation of the Company and Subsidiary, except as may be limited by bankruptcy and similar laws affecting creditors generally.

(c) Except as set forth in Section 1(c) of the Disclosure Schedule, the total number of outstanding shares of capital stock of the Company was as set forth in the Company's Report on SEC Form 10-Q for the quarter ended June 30, 2002 (the "10-Q"). Except as set forth in the 10Q or in the Disclosure Schedule, there are no options to purchase shares of capital stock of the Company or agreements or understandings (whether or not binding) whereby the Company is obligated to issue or transfer any shares or any interest therein, and no person or entity made any claim for any such shares or interest. No person has any preemptive right or right of first refusal or similar right to purchase any securities of the Company.

(d) SEC Documents; Financial Statements.

(i) SEC Reports and Company Financial Statements.

(1) Since January 1, 2000, the Company has filed with the Securities and Exchange Commission (the "SEC") all forms, reports, schedules, statements and other documents, and amendments thereto, required to be filed by it through the date thereof, under the Securities Exchange Act of 1934 (the "Exchange Act") (such forms, reports, schedules, statements, amendments and other documents, to the extent filed and publicly available prior to the date of this Agreement, other than preliminary filings, are referred to as the "'34 Reports"). The term "SEC Reports" means the '34 Reports and all preliminary and final filings with the SEC under the Securities Act of 1933, including, without limitation, filings on Form SB-2.

(2) The Company is current in its reporting obligations within the meaning of Rule 144.

(3) The SEC Reports, at the time filed, (a) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (b) complied as to form in all material respects with the applicable requirements of the Exchange Act. The consolidated financial statements of Company (including the related notes and schedules thereto) included in the SEC Reports (the "Company Financial Statements") (i) comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the Securities and Exchange Commission ("SEC") with respect thereto, (ii) have been prepared in accordance with U.S. GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto, or, in the case of the unaudited statements, as permitted by the Instructions to Form 10-QSB promulgated by the SEC) and (iii) fairly present (subject, in the case of the unaudited statements, to normal year-end adjustments) (A) the financial position of Company, (B) results of its operations and (C) cash flows, in each case, as of the dates thereof or for the period indicated, as the case may be.

(ii) [omitted]

(iii) The books and records of the Company and Subsidiary have been, and are being, maintained in all material respects in accordance with applicable legal and accounting requirements and reflect only actual transactions.

(v) Since June 30, 2002 or, if later, since the date of its most recent balance sheets included in the financial statements included in the SEC Reports (the later of such dates being referred to herein as the "Balance Sheet Date"), each of the Company and Subsidiary has conducted its business only in the ordinary course, and there has been no material adverse change in its business, assets or finances. Except as set forth in such respective balance sheets and, except for liabilities and obligations incurred in the ordinary course of business from and after the Balance Sheet Date, , as of the date of this Agreement the Company and Subsidiary had no debts, liabilities or obligations (whether absolute, accrued, contingent or otherwise), nor was the Company or Subsidiary subject to any actual or to the Company's knowledge potential claims, including, without limitation, any tax or environmental or ERISA or employment liabilities or claims, or any other debts, liabilities, obligations, claims relating to or arising out of any act, transaction, circumstance or state of facts which occurred or existed on or before the date of this Agreement.

(v) Except as disclosed in Section 1(d) of the Disclosure Schedule, the Company and Subsidiary have each timely filed all tax returns which it was required to file, and each has paid or accrued all taxes which were or are due and owing.

(e) Except as set forth in Section 1(e) of the Disclosure Schedule, there is not outstanding any indebtedness by the Company or any subsidiary for borrowed money (excluding accounts payable incurred in the ordinary course of business) which may or must be repaid before Discharge of the Notes. The term "Discharge of the Notes" means, as of any time, payment in full of all interest, principal and other amounts owing under all Notes (as hereinafter defined) then outstanding.

(f) Each of the Company and Subsidiary has complied in all material respects with all material laws applicable to its business, including all environmental laws.

(g) Except for matters listed in Section 1(g) of the Disclosure Schedule, there is no claim, legal action, suit, arbitration, governmental investigation or other legal or administrative proceeding, nor any order, decree or judgment in progress, pending or in effect, or to the knowledge of the Company or Subsidiary threatened, against or relating to any of the Company or Subsidiary, its officers, directors or employees in their capacities as such, or its properties, assets or business that would have a material adverse effect on the operations of the Company, taken as a whole or the transactions contemplated by this Agreement, and neither the Company nor Subsidiary knows of any basis for the same.

(h) The Disclosure Schedule lists four current contracts. Neither the Company nor any of its subsidiaries, nor, to the Company or Subsidiary's knowledge, any other party to any of these contracts, is in default thereunder, and the Company has no reason to believe that any party to any such contract does not intend to perform its obligations thereunder or does not have the financial ability to perform its obligations thereunder.

(i) To the knowledge of the Company and Subsidiary, no person has acted as a broker in respect of this transaction at the request of Investors. Reference is made to Section 10 for the Company's obligations to brokers who act at the request of the Company. The Company will indemnify Investors against all claims of all brokers save for those acting solely at the request of Investors.

(j) Subsidiary will use all net proceeds from the sale of the Units (as hereinafter defined) exclusively for working capital purposes.

(k) All assets of the Company and Subsidiary are located in British Columbia and all offices of the Company and Subsidiary are located in British Columbia. Except for UCC financing statements listed in the Disclosure Schedule, neither the Company nor Subsidiary have filed any UCC financing statement in the United States.

2. Nature of Representations; Indemnification

(a) The representations and warranties contained in this Agreement for the benefit of any party shall not be affected or deemed waived by reason of the fact that such party or its representatives knew or should have known that any such representation or warranty is or might be inaccurate in any respect.

(b) The representations and warranties in this Agreement shall expire on March 15, 2004, or, if later, upon Discharge of the Notes, provided that any claims made prior to the later of such dates shall nonetheless survive. The covenants in this Agreement shall survive for the respective periods set forth therein.

(c) Should any representation or warranty by the Company in this Agreement be incorrect in any material respect, then the Company shall forthwith indemnify the Investors for all loss, liability or damage to the Investors caused thereby, and for all legal and other expenses reasonably incurred by Investors in connection therewith or in enforcing this indemnity. For all purposes of this Agreement, the breach of representations and warranties shall be deemed "material" if in the aggregate they relate to costs, losses, liabilities, obligations or other diminutions of assets or value to or of the Company in excess of a total of US $25,000.

(d) Should any representation or warranty by any Investor in this Agreement be incorrect in any respect, then Investor shall forthwith indemnify the Company for all loss, liability or damage to the Company caused thereby, and for all legal and other expenses reasonably incurred by the Company in connection therewith or in enforcing this indemnity.

(e) The parties make no representations or warranties other than those expressly set forth in this Agreement or in the Notes and Warrants (as hereinafter defined).

(f) Should a party seek indemnification hereunder against a third-party claim, the indemnifying party shall be entitled to control the defense and settlement thereof (provided that such settlement shall require the consent of the indemnified party which shall not be unreasonably withheld or delayed). The indemnifying party shall pay the reasonable costs and expenses of separate counsel to the indemnified party, who shall be entitled to participate in all aspects of defense and settlement.

3. Closing.

(a) There shall be successive closings hereunder, provided that no closing shall occur unless the Company has then or theretofore issued not less than CDN $750,000 principal amount of Notes hereunder, and provided further that the final closing shall occur not later than January 15, 2003 and that the aggregate principal amount of all Notes issued at all closings shall not exceed CDN $2,250,000 in the aggregate. Amounts paid by Investors shall be held in a non-interest bearing escrow account until released at a closing, or until returned to Investor if there is no closing. The Company shall direct the escrow agent to return to the Investors all funds escrowed hereunder, without interest, if no closing has occurred by the close of business on January 15, 2003. All references to dollars or $ in this Agreement and in the exhibits thereto are to Canadian currency, except as otherwise expressly provided.

(b) In the event that terms offered to any Investor at a particular closing are more favorable to the Investor than the terms offered to other Investors at earlier closings, then the more favorable terms shall also be afforded to the Investors at the earlier closings.

(c) At each closing, counsel to the Company shall render an opinion to the Investors in the form of an exhibit to this Agreement.

(d) The Disclosure Schedule includes a copy of resolutions duly adopted by directors of the Company with respect to this Agreement, which resolutions have been certified by the Secretary of the Company.

4. Purchase of Units. Effective at the first closing after the date hereof, each Investor hereby agrees to purchase from the Company, at CDN $1,500 per Unit (as hereinafter defined), the number of Units set forth opposite such Investor's name at the foot of this Agreement, payable concurrently herewith by check or wire transfer into an escrow account, a s provided in Section 3(a). Each Unit consists of a secured convertible note by the Company and Subsidiary in the principal amount of CDN $1,500 and in the form of Exhibit I (the "Notes"), and warrants to purchase 10,000 shares of common stock of the Company in the form of Exhibit 2 (the "Warrants")..

5. Grant of Security Interests.

(a) To secure the obligations of the Company to the Investors under the Notes and this Agreement (the "Company secured obligations"), the Company shall at the closing for the purchase of the Units execute and deliver in favor of the Investors a general security agreement in the form of Exhibit 3A to this Agreement (the "Company GSA").

(b) To secure the obligations of Subsidiary to the Investors under the Notes and this Agreement (the "Subsidiary secured obligations"), Subsidiary shall at the closing for purchase of the Units execute and deliver in favor of the Investors a general security agreement in the form of Exhibit 3B to this Agreement (the "Subsidiary GSA").

(c) Majority Investors

(i) Each Investor, acting alone, may enforce all of its rights under this Agreement or the Units, and may, by way of example, declare a default under Investor's Note and seek to recover therefor. However, for all purposes of enforcing their rights under the Company GSA and the Subsidiary GSA, the written decision at any time of Investors (or their assignees or successors) who then hold not less than 51% of the principal amount of the Notes issued hereunder ("Majority Investors") shall bind all Investors and shall be deemed the act of all Investors, and only the act of the Majority Investors shall be deemed the act of Investors. The Majority Investors may enforce the security interests granted under the Company GSA and the Subsidiary GSA exclusively through the Agent (as defined in the Company GSA and the Subsidiary GSA) or such other agent as the Majority Investors may from time appoint as a successor to the initial or a prior successor Agent in accordance with Section 7.3 of the Company GSA or the Subsidiary GSA (as applicable), and upon such succession the newly appointed agent shall be deemed the "Agent" for all purposes hereof and of the Company GSA and the Subsidiary GSA. Should the Majority Investors appoint a successor Agent, the Company and the Subsidiary will promptly on request respectively execute and deliver an amendment to the Company GSA and the Subsidiary GSA to reflect the name of the successor Agent. Each Investor hereby irrevocably appoints the Agent as such Investor's attorney in fact, in such Investor's name or in Agent's name, (1) to take all such actions as are from time to time authorized by the Majority Investors, and (2) to execute and deliver in favor of Canadian Imperial Bank of Commerce such Priority Agreements and such other agreements in respect of the CIBC Security (as defined below) as are included in the Disclosure Schedule or as Agent shall otherwise deem appropriate in its own discretion.

(ii) The Agent shall not be obligated to take any action that is not set forth in a direction signed by Majority Investors, and the Agent shall be entitled, as a precondition to taking any action hereunder, to demand and receive appropriate indemnification agreements from all Investors and reimbursement for its expenses. The Agent shall have no liability to the Investors for any action or omission taken by it in good faith. The Agent may at any time resign upon notice to the Majority Investors. The Agent shall send a copy of this notice to the Company.

(iii) All Investors shall in all events rank equally on a pari passu basis as to payment and priority under the Notes and the security therefor, and the Company shall make payments and prepayments against the Notes only against all Notes to all Investors (including any Investors who are not Majority Investors) on a pari passu basis.

(d)

(i) The Company and Subsidiary jointly and severally represent and warrant that each security interest granted by the Company and Subsidiary under their respective GSA's is and shall at all times be a perfected security interest in all respective assets and properties of the Company and Subsidiary, that no prior unterminated financing statements or similar documents have been filed against the assets of the Company or Subsidiary, and that (except for liens reflected in BC registry filings through November 1, 2002, and except for the CIBC Security as defined below) such security interest is and shall at all times be first and prior to any other security interest at any time granted or to be granted by the Company or Subsidiary.

(ii) The "CIBC Security" means the security interest in a US $82,500 guaranteed investment certificate and in all present and after acquired property of the Subsidiary that the Subsidiary granted to CIBC to secure a US $82,500 line, and a security interest in receivables and in all present and after acquired property of the Subsidiary that the Subsidiary granted to CIBC to secure a US $750,000 receivables line. These lines and loans, and guarantees thereof by the Company, all under agreements and instruments with CIBC as in effect on the date hereof, are in the aggregate referred to herein as the "CIBC Loan".

(e) Subject to the provisions of Section (c), Investors shall at their option and as they deem appropriate determine whether and when to proceed against any one or more obligors or collateral, and they shall not thereby be deemed to have released or discharged any other obligor, guarantor or collateral.

6. Registration.

(a) Within 90 days after the date of this Agreement, the Company will file a registration statement with the Securities and Exchange Commission (the "SEC") for the public sale by Investors of the shares of common stock of the Company ("common stock") issuable under the Notes upon conversion or as "Interest Shares," and shares of common stock issuable upon exercise of the Warrants. All such shares are collectively referred to as the "Shares." Investors understand that under Canada law for trades on or through the facilities of the TSX Venture Exchange or otherwise in Canada or to or for the benefit of a Canadian resident (but not for shares traded elsewhere), the Shares, even if registered with the SEC, will be subject to a four-month hold period that commences with the date of issue of the Units.

(b) If the Company shall at any time propose the registration of any shares of common stock, the Company shall give notice as promptly as possible (but no less than 15 days before filing a registration statement with respect to such registration) of such proposed registration to each Investor, and the Company shall afford to each Investor the option (exercisable by return notice given to the Company within 10 days after receipt of the aforesaid notice from the Company) to include in such registration statement such number of Shares as such Investor shall in such counter-notice request to be included in any such offering, but only if such Investor agrees to sell the Shares in accordance with the terms of the offering and to complete and to submit to the Company all questionnaires and other reasonably relevant documents, and provided, also, that

(i) the Company shall not be required to give notice or include such shares in any such registration which is (A) a registration of a stock option or compensation plan or of securities issued or issuable pursuant to any such plan, or (B) a registration of securities proposed to be issued in exchange for securities or assets of, or in connection with a merger or consolidation with, another corporation; and

(ii) the Company may, without the consent of Investor, withdraw such registration statement and abandon the proposed offering in which Investor had requested to participate.

(c) The Company shall use its best efforts to cause each registration statement referred to in Section 6(a) to become effective as promptly as possible after the date of filing, and to remain effective for three years. Investor acknowledges that the occurrence of material events may require that a registration statement be amended before further sales are permitted thereunder, in which case the Company will promptly effect such amendment.

(d) Each registration shall be accompanied by blue sky clearances in such states as Investor may reasonably request. However, the Company shall not be required to execute any general consent to service of process in order to obtain such blue sky clearance, except in a jurisdiction where the Company is already subject to such process.

(e) The Company shall pay all expenses of each registration hereunder including reasonable fees of any one law firm which represents Investor and all due diligence and road show costs, but the Company shall not pay Investor's brokerage commissions and underwriting discounts.

(f) The Company shall supply to Investors a reasonable number of copies of all registration materials and prospectuses. The Company and Investors shall execute and deliver to each other indemnity agreements which are conventional in transactions of this type. The Investors shall reasonably cooperate with the Company in the preparation and filing of the Registration Statement and appropriate amendments thereto.

(g) The Company shall not be required to effect any registration pursuant to Section 7 after all the Shares are eligible for sale by Investor pursuant to Rule 144(k) under the Act (or any successor provision).

7. Rule 144 and Qualifying Issuer. The Company shall timely file such public reports as shall be required at all times to satisfy the current public information requirements of Rule 144. The Company shall not hinder or delay any sales under such Rule, or permit or suffer its counsel to hinder or delay any such sales. The Company shall pay to its counsel any and all fees charged by such counsel in connection with any such sales. The Company will use its best efforts at all times to maintain its status as a reporting issuer under British Columbia Securities laws for a period of two years following the date of issue of the Units

8. Investor Representations and Certifications.

(a) Each Investor represents and warrants that it is purchasing the Units solely for investment, solely as principal for its own account and not with a view to or for the resale or distribution thereof except as permitted under any registration statement referred to in this agreement (each, a "Registration Statement") and under other applicable securities laws.

(b) Each Investor understands that it may sell or otherwise transfer the Units, the Notes, the Warrants and the Shares (collectively, the "Securities") only if such transaction is duly registered under the Securities Act of 1933, as amended (the "Act"), under the Registration Statement or otherwise, or if Investor shall have received the favorable opinion of its counsel, which opinion shall be reasonably satisfactory to counsel to the Company, to the effect that such sale or other transfer may be made in the absence of registration under the Act. In addition, each Investor understands that it may not sell or otherwise transfer the Securities unless such transaction is effected after the expiration of the four-month hold period that begins on date of issue of the Units under and otherwise in compliance with Canadian securities laws, or if Investor shall have received the favorable opinion of its counsel to the contrary. The certificates representing the aforesaid securities will be endorsed with a restrictive legend substantially similar to the legend that appears on the first page of the Exhibit 1, and stop transfer instructions will apply. Each Investor realizes that the Securities are not a liquid investment. The Company will reimburse the holder for the reasonable costs of obtaining the opinion of counsel aforesaid.

(c) Each Investor that is an individual certifies that he or she has an individual net worth, or combined with his or her spouse has a combined net worth, in excess of US $1,000,000. "Net worth" means the excess of total assets at fair market value, including home, home furnishings and automobiles, over total liabilities. For this purpose, Investor's principal residence shall be valued either at cost or at value as in a written appraisal by an institutional lender of a mortgage on the residence, in each case net of mortgages and other encumbrances.

(d) Each Investor that is not an individual certifies that its total assets exceed $5,000,000.

(e) Each Investor acknowledges that the Company has advised each Investor to access the Company's SEC filings on the SEC Edgar database or otherwise, and to carefully review these filings (which among other things list numerous risk factors) with Investor's personal attorneys, accountants and other advisers. Each Investor also understands that no independent counsel has been retained to represent Investors. In making this investment, Investor has relied solely upon its review of the Company's SEC filings, this Agreement and any investigation or review by Investor's personal representatives.

(f) Each Investor represents and warrants that Investor has not relied upon the advice of a "Purchaser Representative" (as defined in Regulation D of the Act) in evaluating the risks and merits of this investment. Investor has the knowledge and experience to evaluate the Company and the risks and merits relating thereto. Each Investor represents and warrants that Investor (i) is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated pursuant to the Act, and shall be such on the date any securities are issued to Investor; (ii) is able to bear the economic risk of losing its entire investment in the Securities and understands that an investment in the Company is speculative and involves substantial risks; (iii) has the power and authority to enter into this Agreement, and the execution and delivery of, and performance under this Agreement shall not conflict with any rule, regulation, judgment or agreement applicable to the Investor; (iv) has had the opportunity to ask questions and receive answers from officers of the Company regarding any and all matters relating to the Units and the Company; (v) has invested in previous transactions involving restricted securities; and (vi) was not formed expressly for the purpose of making an investment in the Company. Each Investor that is not an individual, has completed and delivered to the Company a corporate placee registration form in the form of Exhibit 5 to this Agreement.

(f) Each Investor certifies that it is a resident of the jurisdiction set forth in the address below Investor's name at the foot of this Agreement, that it is not resident in the Province of British Columbia and acknowledges that:

(i) no securities commission or similar regulatory authority has reviewed of passed on the merits of the Securities;

(ii) there is no government or other insurance covering the Securities;

(iii) there are risks associated with the purchase of the Securities;

(iv) there are restrictions on the Investor's ability to resell the Securities and it is the responsibility of the Investor to find out what those restrictions are and to comply with them before selling the Securities; and

(v) the Company has advised the Investor that the Company is relying on exemptions from the requirements to provide the Investor with a prospectus and to sell the Securities through a person registered to sell securities under the Securities Act (British Columbia) (the "BC Act") and, as a consequence of acquiring the Securities pursuant to such exemptions, certain protections, rights and remedies provided by the BC Act, including statutory rights of rescission or damages, will not be available to the Investor.

9. Certain Other Agreements by the Company; Limitation on Indebtedness.

(a) Until Discharge of the Notes:

(i) Neither the Company nor any of its wholly or partly owned subsidiaries shall, without the written consent of the Majority Investors, (i) incur any indebtedness for borrowed money (other than accounts payable incurred in the ordinary course of business, the CIBC Loan and equipment leases in the ordinary course of business consistent with past practice) if any portion of the interest or principal of such borrowings may or must be repaid before Discharge of the Notes or (ii) prepay or purchase any of its indebtedness for borrowed money. No such consent shall be required in order for the Company to pay principal and interest on the CIBC Loan.

(ii) The Company will deliver to each Investor copies of (a) the Company's annual audited financial statements for each fiscal year no later than 90 days after the end of such fiscal year, (b) the Company's quarterly unaudited financial statements for each fiscal quarter no later than 45 days after the end of such fiscal quarter, (c) the Company's annual financial plan, if any, (d) all reports submitted to the Company by independent certified public accountants in connection with each annual or interim audit of the books of the Company made by such accountants, including, without limitation, any final comment letter submitted by such accountants to management in connection with their annual audit; and (e) all financial statements, reports, notices, proxy statements and other information sent or made available by the Company to its directors in their capacity as such;

(iii) The Company will, within 48 hours of occurrence, give notice to each Investor: (a) of any (i) default or event of default under any material instrument or other agreement of the Company or (ii) litigation, investigation or proceeding which may exist at any time between the Company and any governmental authority, (b) of any litigation or proceeding affecting the Company (i) in which the amount claimed is $50,000 or more and not covered by insurance, or (ii) in which material injunctive or similar relief is sought;

(iv) Subject to its confidentiality obligations, the Company will give to each Investor and to its attorneys, accountants and other representatives full access, upon 48 hours advance notice, to the Company's personnel and all properties, documents, contracts, books and records of the Company.

10. Costs and Expenses. Each party shall bear its own legal fees and expenses. By separate agreement, the Company has agreed to pay to brokers the following commission for each Investor introduced by them to the Company (i) a commission equal to 10% of all amounts paid by each such Investor to the Company for Units hereunder and to be paid by the issuance of shares of the common stock of the Company at a price of $0.15 (in Canadian funds) per share.

11. Supersedes all Prior Agreements; Miscellaneous

(a) This Agreement supersedes and cancels any and all prior agreements between the parties, and sets forth in full all of their understandings. It may not be amended or terminated orally. This Agreement shall be enforceable by decrees of specific performance without posting bond or other security, as well as by other available remedies. This Agreement shall be governed by the internal laws of the State of Delaware. It inures to benefit of, and binds, the parties hereto and their respective personal representatives and assigns, and it also inures to the benefit of the Agent referred to herein.

(b) All disputes hereunder shall be resolved exclusively by arbitration in Essex County, New Jersey by the American Arbitration Association, except that any court having jurisdiction may award injunctive and ancillary relief. The prevailing party in any arbitration or other proceeding shall be entitled to recover its legal fees and other costs.

(c) This Agreement may be signed in one or more counterparts each of which shall constitute an original. This Agreement may be signed by facsimile, and a facsimile copy shall also constitute an original

IN WITNESS WHEREOF, the parties have signed this Agreement as of the date set forth above.

UNITY WIRELESS CORPORATION

By:/s/ Ilan Kenig
Ilan Kenig, President

UNITED WIRELESS SYSTEMS CORPORATION

By:/s/ Ilan Kenig
Ilan Kenig, President

By:/s/ signed
_____________, CFO

Investor:

Name (print):_______________________________

/s/ signed
Signature

__________________________________________
Number of Units

Permanent Residence Address:________________________________

Telephone No:______________________________

Social Security Number:______________________

Email address:______________________________

Registration Instructions:

__________________________________________
Name

__________________________________________
Account reference, if applicable

__________________________________________
Address

__________________________________________

Delivery Instructions:

__________________________________________
Account reference, if applicable

__________________________________________
Contact Name

__________________________________________
Address

__________________________________________

__________________________________________
Telephone Number

Present Ownership of Securities

The Investor either [check appropriate box]:

[ ] owns directly or indirectly, or exercises control or direction over, no common shares in the capital stock of the Issuer or securities convertible into common shares in the capital stock of the Company; or

[ ] owns directly or indirectly, or exercises control or direction over, _________ common shares in the capital stock of the Company and convertible securities entitling the Investor to acquire an additional ________ common shares in the capital stock of the Company.

Insider Status

The Subscriber either [check appropriate box]:

[ ] is an "Insider" of the Issuer as defined in the Securities Act (British Columbia); or

[ ] is not an Insider of the Company.

Exhibit 1

THIS NOTE AND THE COMMON STOCK TO BE ISSUED UPON CONVERSION OF THIS NOTE OR AS INTEREST THEREON HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS THE ISSUER SHALL HAVE RECEIVED AN OPINION OF COUNSEL TO THE EFFECT THAT NO REGISTRATION OR QUALIFICATION THEREOF IS LEGALLY REQUIRED FOR SUCH TRANSFER OR SUCH TRANSFER IS COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES SHALL NOT TRADE THE SECURITIES BEFORE ________ [insert date that is four months plus one day from closing.]

WITHOUT PRIOR WRITTEN APPROVAL OF THE TSX VENTURE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, NEITHER THE NOTE REPRESENTED BY THIS CERTIFICATE NOR THE SHARES THAT MAY BE ISSUED ON CONVERSION OF THE NOTE MAY BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE TSX VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL [insert date that is four months plus one day from closing.].

Principal Sum: CDN$____________________

Holder:___________________________

SECURED CONVERTIBLE NOTE

(the "Note")

UNITY WIRELESS CORPORATION, a Delaware corporation (hereinafter called the "Company"), and UNITY WIRELESS SYSTEMS CORPORATION, a British Columbia corporation that is wholly owned by the Company ("Subsidiary"), hereby Jointly and severally promise to pay to the order of Holder interest on the dates provided hereinafter, and the Principal Sum on the date (the "Maturity Date") which is the first to occur of (i) March 15, 2004 or (ii) the 30th day after the date on which Holder gives a Below Issuance Declaration Notice as defined below, or (iii) the date on which Holder gives a Default Declaration Notice as defined below. All references to dollars or $ in this Note are to Canadian currency.

This Note shall accrue interest until the Maturity Date at the rate of 10% per annum, payable on December 31, 2002 and on the last day of each calendar quarter thereafter (or, if not a business day, the next following business day), and on the Maturity Date (each, an "interest payment date"). This Note shall accrue interest after the Maturity Date at the rate of 18% per annum (or, if less, the highest rate permitted by law), payable on demand. Interest shall be computed on the basis of a 360-day year. Interest shall be payable at the option of the Company in cash in US dollars or (but only if registered for immediate sale in the US and all applicable hold periods under Canadian laws have expired) in shares of common stock ("Interest Shares") having a Market Price (as defined in the Warrants) equal to 110% of the amount of such interest payment; it being understood that trades of Interest Shares on or through the facilities of the TSX Venture Exchange or otherwise in Canada or to or for the benefit of a Canadian resident will be subject to a four-month hold period from the date of issue of this Note.

Upon 10 days' prior notice to Holder, the Company or Subsidiary may at its option prepay this Note prior to the Maturity Date without penalty or premium. All prepayments shall be applied first to accrued interest and then against principal.

Notwithstanding anything set forth herein to the contrary, in no event shall the total amount of all charges payable hereunder which are or could be held to be in the nature of interest exceed the maximum rate permitted to be charged under applicable law. Should Holder receive any payment which is or would be in excess of that permitted to be charged under any such applicable law, such payment shall have been, and shall be deemed to have been, made in error and shall be automatically retained by Holder and used to reduce the principal of this Note, and to the extent that such payment exceeds the principal of this Note then outstanding, such payment shall be refunded to the Company.

1. This Note is being issued under a Private Placement Purchase Agreement of even date herewith between the Company, Subsidiary and Holder (the "Private Placement Purchase Agreement"), and the Holder is entitled to all benefits thereunder, including without limitation the benefits of the security interests and guarantees granted or contemplated thereunder.

2. General Conversion Provisions.

(a) At the Option of Holder

(i) Holder may at any time before this Note has been paid in full give to the Company a notice (a "Conversion Notice") that Holder wishes to convert all (or any part designated by Holder in such Conversion Notice) of the obligations then outstanding under this Note as follows:

(A) the portion of the then outstanding principal amount of this Note that is designated in the Conversion Notice, and all other outstanding obligations under this Note other than interest, shall be converted into shares of common stock of the Company at $0.15 per share (the "Conversion Price"); and

(B) the then outstanding interest payable under this Note shall be paid in cash or, at the option of the Company, converted into shares of common stock at a price equal to the most recent closing price as of the trading day immediately prior to the date the Company receives the Conversion Notice.

(ii) The Company may nullify the conversion notice if (i) within one business day after the Company receives the Conversion Notice the Company gives to Holder a notice that the Company agrees to pay the entire outstanding principal and interest of this Note no later than the date (the "Payment Date"), which is four full business days after the date on which the Company received the Conversion Notice, and (ii) the Company in fact pays the entire outstanding principal and interest of this Note no later than the Payment Date.

(b) At the Option of the Company. The Company may by notice to Holder (a "Forced Conversion Notice") convert this Note into common stock, on the same terms as provided in Section (a). However, the Company may give a "Forced Conversion Notice" to Holder only if on the date of the Forced Conversion Notice and on the preceding 10 consecutive trading days the closing price of the common stock is not less than $1 per share, and the shares issuable on conversion are then registered for public sale in the US and all hold periods under applicable Canadian securities laws have expired.

(c) Within five business days after it has received a Conversion Notice (unless the Company has duly nullified the Conversion Notice as provided above), or within three business days after giving a Forced Conversion Notice, the Company shall issue to Holder a certificate for the shares issuable on conversion of this Note. Stock Splits, etc. In the event the Company subdivides its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to the subdivision shall be proportionately reduced, and conversely, in the event the outstanding shares of Common Stock of the Company are combined into a smaller number of shares, the Conversion Price in effect immediately prior to the combination shall be proportionately increased.

(d) Reorganizations and Asset Sales. Upon any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation (each, a "Combination"), the Company shall enter into an agreement with the surviving or acquiring Person (the "Successor Company") in such Combination confirming the Holder's conversion rights pursuant to this Note and providing for the continuation after such Combination of the adjustments provided for in this Note, to the end that effective upon a Combination and subject to further adjustment thereafter, this Note shall be convertible into such number of shares of stock or other securities or property (including cash) to which the Common Stock issuable upon conversion of this Note (at the time of such Combination) would have been exchanged for pursuant to such Combination had such Common Stock been outstanding. For example, if the Company is acquired in a transaction in which each share of Common Stock is converted into the right to receive two shares of the acquirer's stock and this Note, after giving effect to any other adjustment hereunder (including, without limitation, any adjustment under other provisions of this Section 3, whether in respect of such Combination or otherwise), is then convertible into 1,000 shares of Common Stock, the Company would enter into an agreement with the acquirer providing that this Note would be convertible into 2,000 shares of the acquirer's stock and which would include the adjustment provisions provided in this Agreement, effectively converting the Note (only for this purpose) into a Note of the acquirer. The provisions of this Section shall similarly apply to successive Combinations involving any Successor Company.

(e)

3. Mandatory Prepayment on Certain Stock Issuances.

If the Company shall, at any time or from time to time issue any shares of Common Stock without consideration or for a consideration per share which is less than the Conversion Price (a "Below Conversion Issuance"), the Holder may by written notice to the Company (a "Below Issuance Declaration Notice"), declare the principal amount of this Note, together with all interest accrued thereon, to be due and payable effective at the close of business on the 30th calendar day after the date on which Holder gives such notice. Effective at the close of business on such 30th day, such amounts shall become immediately due and payable and the Holder shall have all such rights and remedies provided for under the terms of this Note, the Private Placement Purchase Agreement and the Company GSA and the Subsidiary GSA (as defined in the Private Placement Purchase Agreement). As more specifically provided in the Private Placement Purchase Agreement, the Company GSA and the Subsidiary GSA, the security interests granted under the Company GSA and the Subsidiary GSA may be enforced exclusively by Majority Investors acting through an Agent (each such term as therein defined). The following issuances shall not be deemed to be Below Conversion Issuances:

(1) the issuance of shares of Common Stock to employees or directors of, or consultants to, the Company for the primary purpose of soliciting or retaining their services, but only if such issuance is approved by a majority of the board of directors; or

(2) any issuances under the Private Placement Purchase Agreement; or

(3) anyotherissuancesforcumulativeconsiderationnottoexceedanaggregateof $100,000.

(ii) Deemed Issuances. In the case of the issuance of (i) options, warrants or other rights to purchase or acquire Common Stock (whether or not at the time exercisable), (ii) securities by their terms convertible into or exchangeable for Common Stock (whether or not at the time so convertible or exchangeable) or options, warrants or rights to purchase such convertible or exchangeable securities (whether or not at the time exercisable) the following provisions shall apply:

(a) the aggregate maximum number of shares of Common Stock deliverable upon exercise of such options, warrants or other rights to purchase or acquire Common Stock shall be deemed to have been issued at the time such options, warrants or rights were issued and for a consideration equal to the consideration, if any, received by the Company upon the issuance of such options, warrants or rights plus the minimum purchase price provided in such options, warrants or rights for the Common Stock covered thereby, and

(b) the aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities, or upon the exercise of options, warrants or other rights to purchase or acquire such convertible or exchangeable securities and the subsequent conversion or exchange thereof, shall be deemed to have been issued at the time such securities were issued or such options, warrants or rights were issued and for a consideration equal to the consideration, if any, received by the Company for any such securities and related options, warrants or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration, if any, to be received by the Company upon the conversion or exchange of such securities, or upon the exercise of any related options, warrants or rights to purchase or acquire such convertible or exchangeable securities and the subsequent conversion or exchange thereof

3. Notices. If at any time while this Note is convertible:

(i) The Company shall make any Below Conversion Issuance; or

(ii) The Company shall declare any dividend or distribution on the Common Stock payable in shares of capital stock of the Company, cash or other property; or

(iii) The Company shall authorize the issue of any options, warrants or rights pro rata to all holders of Common Stock entitling them to subscribe for or purchase any shares of stock of the Company or to receive any other rights; or

(iv) The Company shall authorize the distribution pro rata to all holders of Common Stock of evidences of its indebtedness or assets (excluding cash dividends or cash distributions paid out of retained earnings or retained surplus); or

(v) There shall occur any reclassification of the Common Stock, or any consolidation or merger of the Company with or into another corporation or other entity (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification of the Common Stock) or a sale or transfer to another corporation or other entity of all or substantially all of the properties of the Company; or

(vi) There shall occur the voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company;

then, and in each of such cases, the Company shall within five business days deliver to the registered holder hereof at its last address appearing on the books of the Company, a notice stating, to the extent such information is available, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or rights, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or rights are to be determined, or (ii) the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution or winding up is expected to become effective and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution or winding up, or (iii) the terms and provisions of each Below Conversion Issuance and a summary of Investor's rights hereunder in respect thereof

(b) Valid Issuance, Etc. The Company covenants and agrees that all shares of Common Stock of the Company which may be issued upon conversion of this Note will be duly authorized, validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof to the Holder. The Company further covenants and agrees that during the period within which this Note may be converted, the Company will at all times reserve such number of shares of its capital stock as may be sufficient to permit the conversion in full of this Note.

(c) Registration Rights. Reference is made to the Private Placement Purchase Agreement for certain registration rights with respect to the shares issuable on conversion of this Note.

3. Purchase for Investment. The Holder, by acceptance hereof, acknowledges that the Note and the shares issuable on conversion of the Note have not been registered under the Securities Act of 1933 (the "Act") or qualified for distribution under applicable Canadian securities laws, and Holder covenants and agrees with the Company and Subsidiary that such Holder is taking and holding this Note for investment purposes and not with a view to, or for sale in connection with, a distribution thereof Holder also repeats and reaffirm the representations, warranties and certifications made by Holder in the Private Placement Purchase Agreement.

5. Events of Default and Acceleration of the Note.

(a) A default with respect to this Note shall exist if any of the following shall occur:

(i) The Company or Subsidiary shall (1) fail to make any payment of interest or principal when due, or (2) the Company or Subsidiary shall breach or fall to comply with any other provision of this Note and such breach or failure shall continue for five days after written notice by Holder to the Company and such breach or failure under this clause (2) results or may result in aggregate costs, losses, liabilities, obligations or other diminutions of assets or value to or for all Holders of all Notes (as defined in the Private Placement Purchase agreement) in an aggregate amount in excess of a total of $3,000.

(ii) The Company shall not at any time meet the requirements for being a qualifying issuer under Canada law or the current public information requirements of Rule 144, or the Company shall fall to maintain its status as a reporting company under British Columbia Securities laws.

(iii) Any representations or warranties made in the Private Placement Purchase Agreement by the Company or Subsidiary shall be untrue or incorrect in any material respect, or the Company or Subsidiary shall commit a material breach of any covenant set forth in the Private Placement Purchase Agreement and such breach shall continue for 10 days after written notice by any Holder of any Note to the Company. For all purposes of this Note, breaches of representations warranties and breaches or failures to comply with covenants in the Private Placement Purchase Agreement shall be deemed "material" if in the aggregate (and together with breaches of representations and warranties and the breaches or failures to comply with covenants in this Note) they relate or may relate to costs, losses, liabilities, obligations or other diminutions of assets or value to or of the Company in excess of a total of US $25,000, or to or for all Holders of all Notes in excess of a total of $7,500.

(iv) A receiver, liquidator or trustee of the Company or Subsidiary or of a substantial part of its properties shall be appointed by court order and such order shall remain in effect for more than 15 days-, or the Company or Subsidiary shall be adjudicated bankrupt or insolvent; or a substantial part of the property of the Company or Subsidiary shall be sequestered by court order and such order shall remain in effect for more than 15 days; or a petition to reorganize the Company or Subsidiary under any bankruptcy, reorganization or insolvency law shall be filed against the Company or Subsidiary and shall not be dismissed within 45 days after such filing.

(v) The Company or Subsidiary shall file a petition in voluntary bankruptcy or request reorganization under any provision of any bankruptcy, reorganization or insolvency law, or shall consent to the filing of any petition against it under any such law.

(vi) A judgment or judgments shall be entered against the Company or Subsidiary for an aggregate amount in excess of $100,000 and execution of such judgment or judgments shall not have been stayed within 10 days after the date of their respective entry.

(vii) The Company or Subsidiary shall have defaulted in respect of any obligation for borrowed money in excess of $10,000 and the lender in respect thereof shall have accelerated or shall have purported to accelerate the maturity thereof; or

(viii) The Company or Subsidiary shall make an assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or consent to the appointment of a receiver, trustee or liquidator of the Company or Subsidiary, or of all or any substantial part of its properties.

(b) If a default shall occur, the Holder may, in addition to such Holder's other remedies, by written notice to the Company (a "Default Declaration Notice"), declare the principal amount of this Note, together with all interest accrued thereon, to be due and payable immediately. Upon any such declaration, such amounts shall become immediately due and payable and the Holder shall have all such rights and remedies provided for under the terms of this Note, the Private Placement Purchase Agreement and the Company GSA and the Subsidiary GSA (as defined in the Private Placement Purchase Agreement). As more specifically provided in the Private Placement Purchase Agreement, the Company GSA and the Subsidiary GSA, the security interests granted under the Company GSA and the Subsidiary GSA may be enforced exclusively by Majority Investors acting through an Agent (each such term as therein defined).

6. Miscellaneous.

(a) All obligations of the Company and Subsidiary hereunder are Joint and several and may be enforced against either or both of the Company and Subsidiary.

(b) All notices and other communications required or permitted to be given hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by telegram, by facsimile, recognized overnight mail carrier, telex or other standard form of telecommunications, or by registered or certified mail, postage prepaid, return receipt requested, addressed as follows: (a) if to the Holder, the address set out in the Private Placement Purchase Agreement or to such address as such Holder shall furnish to the Company in accordance with this Section, or (b) if to the Company or Subsidiary, to the Company at its headquarters office, or to such other address as the Company shall furnish to the Holder in accordance with this Section.

(c) This Note shall be governed and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed entirely within such state.

(d) All disputes hereunder shall be resolved exclusively by arbitration in Essex County, New Jersey by the American Arbitration Association, except that any court having Jurisdiction may award injunctive and ancillary relief. In addition to all other remedies to which the Holder may be entitled hereunder, Holder shall also be entitled to decrees of specific performance without posting bond or other security.

(e) The Holder of this Note shall be entitled to recover its reasonable legal and actual costs of collecting on this Note, and such costs shall be deemed added to the principal amount of this Note.

(f) Each of the Company and Subsidiary waives protest, notice of protest, presentment, dishonor, notice of dishonor and demand.

(g) If any provision of this Note shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, but this Note shall be construed as if such invalid or unenforceable provision had never been contained herein.

(h) The waiver of any event of default or the failure of the Holder to exercise any right or remedy to which it may be entitled shall not be deemed a waiver of any subsequent event of default or of the Holder's right to exercise that or any other right or remedy to which the Holder is entitled.

IN WITNESS WHEREOF, the Company and Subsidiary have caused this Note to be duly executed on the date set forth below

Dated:_________________________

UNITY WIRELESS CORPORATION

By:_______________________________________

UNITY WIRELESS SYSTEMS CORPORATION

By: ______________________________________

THIS WARRANT AND THE COMMON STOCK TO BE ISSUED UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS THE ISSUER SHALL HAVE RECEIVED AN OPINION OF COUNSEL TO THE EFFECT THAT NO REGISTRATION OR QUALIFICATION THEREOF IS LEGALLY REQUIRED FOR SUCH TRANSFER OR SUCH TRANSFER IS COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES SHALL NOT TRADE THE SECURITIES BEFORE _____________ [insert date that is four months plus one day from closing.]

WITHOUT PRIOR WRITTEN APPROVAL OF THE TSX VENTURE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, NEITHER THE WARRANTS REPRESENTED BY THIS CERTIFICATE NOR THE SHARES THAT MAY BE ISSUED ON EXERCISE OF THE WARRANTS MAY BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE TSX VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL ____________ [insert date that is four months plus one day from closing.].

No. W-___

No. of Shares:___________

Holder:________________

Date:___________, 2002

WARRANT

To subscribe for and purchase shares of Common Stock, par value $0.001 (the "Common Stock"), of

UNITY WIRELESS CORPORATION.

THIS CERTIFIES that, for value received, Holder or its registered successors and assigns, is entitled to purchase from UNITY WIRELESS CORPORATION, a Delaware corporation (herein called the "Company"), the number of shares of Common Stock of the Company (individually a "Common Share" or a "share of Common Stock", and collectively the "Common Shares" or "shares of Common Stock") set forth above at the initial exercise price of $0.15 (in Canadian funds) per share of Common Stock (the "Exercise Price"). This Warrant shall expire on March 15, 2004. The number of shares of Common Stock to be received upon the exercise of each Warrant and the Exercise Price to be paid for a share of Common Stock are subject to adjustment from time to time as hereinafter set forth.

This Warrant is being issued under a Private Placement Purchase Agreement of even date herewith between the Company and Holder (the "Private Placement Purchase Agreement"), and the Holder is entitled to all benefits thereunder.

1. Exercise of Warrants.

(a) This Warrant may be from time to time exercised by the Holder, in whole or in part, by the surrender of this Warrant, duly endorsed, at the principal office of the Company and upon payment to the Company of the purchase price of the Common Shares purchased. Payment of the purchase price shall be made by certified or official bank check or checks payable to the order of the Company. The certificate(s) for such Common Shares shall be delivered to the Holder within a reasonable time, not exceeding five days, after the Warrants evidenced hereby shall have been so exercised and a new Warrant evidencing the number of Common Shares remaining to be issued upon exercise of the Warrants shall also be issued to the registered holder within such time unless such Warrants shall have expired.

2. Anti-Dilution Provisions.

(a) General. The Exercise Price per share shall be subject to adjustment from time to time as hereafter provided. Upon each adjustment of the Exercise Price, the Holder shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares obtained by multiplying the number of shares immediately theretofore subject to this Warrant by the Exercise Price in effect immediately prior to such adjustment, and dividing such amount by the Exercise Price resulting from such adjustment.

(a) Stock Splits and Reverse Splits. In the event the Company subdivides its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to the subdivision shall be proportionately reduced, and conversely, in the event the outstanding shares of Common Stock of the Company are combined into a smaller number of shares, the Exercise Price in effect immediately prior to the combination shall be proportionately increased.

(b) Reorganizations and Asset Sales. Upon any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation (each, a "Combination"), the Company shall enter into an agreement with the surviving or acquiring Person (the "Successor Company") in such Combination confirming the Holder's rights pursuant to this Warrant and providing for the continuation after such Combination of the adjustments provided for in this Warrant, to the end that the Warrant shall effectively be converted into a Warrant of the acquirer on terms set forth herein. Following a Combination, the Warrant shall be exercisable for such number of shares of stock or other securities or property (including cash) to which the Common Stock issuable upon exercise of the Warrant (at the time of such Combination) would have been exchanged for pursuant to such Combination had such Common Stock been outstanding. For example, if the Company is acquired in a transaction in which each share of Common Stock is converted into the right to receive two shares of the acquirer's stock and this Warrant, after giving effect to any other adjustment hereunder (including, without limitation, any adjustment under other provisions of this Section 2, whether in respect of such Combination or otherwise), is then exercisable for 1,000 shares of Common Stock, the Company would enter into an agreement with the acquirer providing that the Warrant would be exercisable for 2,000 shares of the acquirer's stock and which would include the adjustment provisions provided in this Agreement, effectively converting the Warrant into warrants of the acquirer. The provisions of this Section shall similarly apply to successive Combinations involving any Successor Company.

3. Dividends and Distributions. If, after the date hereof and prior to the exercise of this Warrants, the Company shall pay any dividends or make any other distributions to the holders of its Common Stock, upon the exercise of this Warrant the Company shall pay to the Holder the amount of such dividend or distribution which the Company would have paid to Holder had Holder exercised this Warrant in full immediately prior to the record date for such dividend or distribution.

4. Notices. If at any time prior to the expiration of the Warrants:

(a) The Company shall declare any dividend or distribution on the Common Stock payable in shares of capital stock of the Company, cash or other property; or

(b) The Company shall authorize the issue of any options, warrants or rights pro rata to all holders of Common Stock entitling them to subscribe for or purchase any shares of stock of the Company or to receive any other rights; or

(c) The Company shall authorize the distribution pro rata to all holders of Common Stock of evidences of its indebtedness or assets (excluding cash dividends or cash distributions paid out of retained earnings or retained surplus); or

(d) There shall occur any reclassification of the Common Stock, or any consolidation or merger of the Company with or into another corporation or other entity (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification of the Common Stock) or a sale or transfer to another corporation or other entity of all or substantially all of the properties of the Company; or

(e) There shall occur the voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company;

then, and in each of such cases, the Company shall deliver to the registered holder hereof at its last address appearing on the books of the Company, as promptly as practicable but in any event at least 60 days prior to the applicable record date (or determination date) mentioned below, a notice stating, to the extent such information is available, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or rights, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or rights are to be determined, or (ii) the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution or winding up is expected to become effective and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution or winding up.

5. Valid Issuance, Etc. The Company covenants and agrees that all shares of Common Stock of the Company which may be issued upon the exercise of this Warrant will be duly authorized, validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof to the Holder. The Company further covenants and agrees that during the period within which this Warrant may be exercised, the Company will at all times reserve such number of shares of its capital stock as may be sufficient to permit the exercise in full of this Warrant.

6. Registration Rights. Reference is made to the Private Placement Purchase Agreement for certain registration rights with respect to the shares issuable on exercise of this Warrant. Such rights shall survive the exercise of any Warrants, however shall not survive with respect to any expired Warrants.

7. Registered Holder. Except as otherwise set forth herein, the Holder shall not be entitled by virtue of ownership of this Warrant to any rights whatsoever as a shareholder of the Company.

8. Transfer. This Warrant may not be sold, pledged, hypothecated or transferred at any time unless the Company shall have received an opinion of counsel to the effect that such transfer would not result in a violation of the provisions of the Securities Act or applicable Canadian securities laws. Any transfer of this Warrant to a transferee, in whole or in part, shall be effected upon surrender of this Warrant, duly endorsed (unless endorsement is waived by the Company), at the principal office or agency of the Company. If this Warrant is being sold, pledged, hypothecated or otherwise transferred, the Company shall issue a new Warrant registered in the name of the appropriate transferee(s). If the right to acquire less than all of the Common Stock issuable upon exercise hereof is being sold, pledged, hypothecated or otherwise transferred, the Company shall issue a new Warrant, in each case for the appropriate number of shares of Common Stock, registered in the name of the Holder and the transferee(s), as applicable. Common Stock of the Company issued upon any exercise hereof may not be sold, pledged, hypothecated or otherwise transferred at any time unless the Company shall have received an opinion of counsel to the effect that such transfer would not result in a violation of the Securities Act or applicable Canadian securities laws.

9. Confirmatory Notices; Restatements. The Company will promptly upon Holder's request from time to time confirm to Holder in writing the number of shares of Common Stock then purchasable by Holder upon exercise of this Warrant and the Exercise Price then in effect. In addition, the Company will on Holder's request and against delivery of this Warrant from time to time issue to Holder an amended and restated Warrant to reflect any adjustments theretofore made in the number of shares then subject hereto and in the Exercise Price.

10. Miscellaneous.

(a) All notices, demands and other communications required or permitted to be given hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by telegram, by facsimile, recognized overnight mail carrier, telex or other standard form of telecommunications, or by registered or certified mail, postage prepaid, return receipt requested, addressed as follows: (a) if to the Holder, to the address set out in the Private Placement Purchase Agreement or such other address as such Holder shall furnish to the Company in accordance with this Section, or (b) if to the Company, to it at its headquarters office, or to such other address as the Company shall furnish to the Holder in accordance with this Section.

(b) This Warrant shall be governed and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed entirely within such state. All disputes hereunder shall be resolved exclusively by arbitration in Newark, New Jersey by the American Arbitration Association, except that any court having jurisdiction may award injunctive and ancillary relief In addition to all other remedies to which the Holder may be entitled hereunder, Holder shall also be entitled to decrees of specific performance without posting bond or other security.

(c) The waiver of any event of default or the failure of the Holder to exercise any right or remedy to which it may be entitled shall not be deemed a waiver of any subsequent event of default or of the Holder's right to exercise that or any other right or remedy to which the Holder is entitled.

(d) The Holder shall be entitled to recover its reasonable legal and actual costs of enforce its rights hereunder.

IN WITNESS WHEREOF, UNITY WIRELESS CORPORATION. has caused this Warrant to be signed by a duly authorized officer and this Warrant is dated as of the date set forth above.

UNITY WIRELESS CORPORATION.

By_______________________________________
Name: Ilan Kenig
Title: President

FORM OF EXERCISE

(to be executed by the Holder)

The undersigned hereby exercises this Warrant for the purchase of ____________ shares of common stock, par value $0.001 ("Common Stock"), of UNITY WIRELESS CORPORATION and herewith makes payment of the purchase price in full. Kindly issue certificates for the Common Stock in accordance with the instructions given below. The certificate for the unexercised balance of this Warrant, if any, will be registered in the name of the undersigned.

Dated:______________________________

Instructions for registration of shares:

___________________________________

Name (please print)

Social Security or Other Identifying

Number:____________________________

Address:

____________________________________

Street

_____________________________________
City, State and Zip Code

Exhibit 3

Company GSA

[Attached]

SUBSIDIARY GSA

[Attached]

Exhibit 4

TSX VENTURE EXCHANGE
FORM 4D1

CORPORATE PLACEE REGISTRATION FORM

Where subscribers to a private placement are not individuals, the following information about the placee must be provided. This Form will remain on file with the Exchange. The corporation, trust, portfolio manager or other entity (the "Placee") need only file it once, and it will be referenced for all subsequent private placements in which it participates. If any of the information provided in this Form changes, the Placee must notify the Exchange prior to participating in further placements with Exchange listed companies.

1. Name of Placee:

____________________________________________________________________________________

2. Address of Placee's Head Office:

____________________________________________________________________________________

3. Jurisdiction of Incorporation or Creation:

____________________________________________________________________________________

4. If the Placee will be purchasing securities as principal, but not as a portfolio manager, please check the box and include the names and addresses of persons having a greater than 10% beneficial interest in the Placee: [ ]

____________________________________________________________________________________

5. The undersigned acknowledges that it is bound by the provisions of applicable Securities Law, including provisions concerning the filing of insider reports and reports of acquisitions (See for example, sections 87 and 111 of the Securities Act (British Columbia) and sections 141 and 147 of the Securities Act (Alberta).

6 For Placees which are portfolio managers or trusts purchasing pursuant to an exemption from the prospectus requirements prescribed by British Columbia Securities Law and are required pursuant to the applicable exemption to be purchasing as agent for accounts that are fully managed by it, please check the box and complete the Additional Undertaking and Certification in Form 4D2. [ ]

Dated at ____________________________ on ___________________, 2002.

_________________________________________
(Name of Purchaser - please print)

_________________________________________
(Authorized Signature)

_________________________________________
(Official Capacity - please print)

_________________________________________
(please print name of individual whose signature appears above, if different from name of purchaser printed above)

THIS IS A PUBLIC DOCUMENT

TSX VENTURE EXCHANGE
FORM 4D2

PORTFOLIO MANAGER:
ADDITIONAL UNDERTAKING AND CERTIFICATION

If the undersigned is a portfolio manager purchasing as agent for accounts that are fully managed by it, pursuant to an exemption from the prospectus requirements prescribed by British Columbia Securities Law, the undersigned acknowledges that it is bound by the provisions of the Securities Act (British Columbia) (the "Act"), and undertakes to comply with all provisions of the Act relating to ownership of, and trading in, securities including, without limitation, the filing of insider reports and reports pursuant to Section 111 of the Act. If any of the information provided in this Form changes, the portfolio manager undertakes to notify the Exchange prior to participating in further private placements with Exchange listed companies.

If the undersigned carries on business as a portfolio manager in a jurisdiction outside of Canada, the undersigned certifies that:

a) it is purchasing securities of the Issuer on behalf of managed accounts for which it is making the investment decision to purchase the securities and has full discretion to purchase or sell securities for such accounts without requiring the client's express consent to a transaction;

b) it carries on the business of managing the investment portfolios of clients through discretionary authority granted by those clients (a "portfolio manager" business) in ___________________ [jurisdiction], and it is permitted by law to carry on a portfolio manager business in that jurisdiction;

c) it was not created solely or primarily for the purpose of purchasing securities of the Issuer;

d) the total asset value of the investment portfolios it manages on behalf of clients is not less than $20,000,000; and

e) it has no reasonable grounds to believe, that any of the directors, senior officers and other insiders of the Issuer, and the persons that carry on investor relations activities for the Issuer has a beneficial interest in any of the managed accounts for which it is purchasing.

Dated at ____________________________ on ___________________, 2002.

_________________________________________
(Name of Purchaser - please print)

_________________________________________
(Authorized Signature)

_________________________________________
(Official Capacity - please print)

_________________________________________
(please print name of individual whose signature appears above, if different from name of purchaser printed above)

Opinion Letter

Based on the foregoing it is our opinion that:

1. Each of the Company and Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Delaware and British Columbia, respectively. Each of the Company and Subsidiary has the corporate power and authority to enter into the Transaction Documents and to take the actions contemplated to be taken by it in the Transaction Documents. Each of the Company and Subsidiary is qualified to do business as a foreign corporation in the States of ___________________.

2. The execution, delivery and performance by the Company and Subsidiary of each of the Transaction Documents to which it is a party, is within its corporate powers and has been duly authorized by all necessary corporate action on the part of the Company and Subsidiary. The execution and delivery by the Company and Subsidiary of each of the Transaction Documents to which it is a party and the consummation by the Company and Subsidiary of the transactions contemplated therein do not (i) conflict with the certificate of incorporation or by laws of the Company, (ii) to our knowledge, contravene or constitute a default under any provision of any applicable Canada or ________ law or regulation applicable to the Company, (iii) to our knowledge constitute a material violation of or a default under, or result in the creation of any lien (other than in favor of the Investor) upon the property of the Company or Subsidiary under, any of material agreement to which the Company or Subsidiary is bound, or (iv) to our knowledge, require any authorization, approval, consent, order, license, or other action by, or notice to or filing with any court, governmental authority or agency under any applicable law or regulation (other than the filings necessary to create, record or perfect, or maintain the perfection of, the security interests created by the Purchase Agreement), or, to our knowledge, any judgment, decree or order of any court or governmental or regulatory authority applicable to the Company or Subsidiary.

3. Each of the Company and Subsidiary has duly executed and delivered each of the Transaction Documents to which it is a party.

4. Each of such Transaction Documents constitutes the valid and binding agreement of the Company, enforceable against the Company and the Founders in accordance with its respective terms.

5. The Purchase Agreement creates a valid and enforceable security interest in favor of the Investors in the collateral described therein. The security interests in the collateral other than the pledged stock will be perfected upon the filing of financing statements in ____________. The security interests in the pledged stock will be perfected upon an agent for the Investors obtaining possession of the certificates therefor.

6. The Warrants have been duly and validly authorized by the Company, and constitute the valid and binding obligation of the Company enforceable in accordance with their terms. Upon (i) exercise by the holder in accordance with the terms of the Warrants and (ii) payment in full of the exercise price of the Warrants, the shares of Common Stock issuable upon exercise thereof will be fully paid and nonassessable.

7. Except as disclosed by the Private Placement Purchase Agreement, to our knowledge there are no existing, pending or threatened actions, investigations or other proceedings against the Company.